Dreyfus
      Premier Aggressive
      Growth Fund

      ANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                         Aggressive Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Aggressive Growth Fund, covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major stock market indices lower.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of moderate, if uneven, growth. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the legislation resulting from recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks historically have produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of market fundamentals.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15,2002




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Premier Aggressive Growth Fund perform relative to its benchmark?

For the 12-month period that ended September 30, 2002, the fund produced a -12.38% total return for Class A shares, -13.13% for Class B shares, -13.18% for Class C shares, -13.58% for Class R shares and -13.16% for Class T shares.(1) The Standard & Poor's 500 Composite Stock Price Index provided a -20.47% total return during the same period.(2) Since the fund currently focuses on midcap growth stocks, we believe that the Russell Midcap Growth Index, which achieved a -15.50% total return for the reporting period, is an appropriate measure of the fund' s performance for comparison purposes.(3) The fund's category, the Lipper Mid-Cap Growth Funds, produced a -17.12% average total return during the reporting period.(4)

We attribute the fund and the market's performance to a difficult investment environment, in which stock prices declined sharply amid slower than expected economic growth, lower profits, revelations of corporate malfeasance and heightened international tensions. Although we are not pleased with negative returns, our highly disciplined investment process helped the fund outperform the Russell Midcap Growth Index.

What is the fund's investment approach?

The fund seeks capital growth by investing in the stocks of growth companies of any size. Currently, the fund is focusing primarily on midcap companies. When choosing stocks, the fund uses a bottom-up approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, strong industry positions and the potential for strong earnings growth rates.

With respect to growth prospects, we are looking for companies that have potential revenue and earnings growth levels that are stronger than those of the overall market. That strength can stem from partici-

                                                                  The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

pation in a rapidly growing industry, a superior industry position and/or innovative products or services. The fund's investments in small- and midcap companies carry additional risks because their earnings are less predictable, their share prices more volatile and their securities less liquid than those of larger companies.

What other factors influenced the fund's performance?

Since mid-2000, corporations have continued to scale back their capital spending plans. Their vendors, especially those in the telecommunications and technology groups, have therefore continued to contend with deteriorating business fundamentals, including pricing pressures, overcapacity and low customer demand. As a result, corporate earnings generally have declined, economic growth has faltered and stock prices have fallen sharply from the high levels reached in 2000. These problems have been intensified by new influences -- including the war on terrorism, corporate accounting issues and a deceleration in consumer spending -- causing investor sentiment to turn sharply negative, further eroding stock prices.

The fund's performance relative to the Russell Midcap Growth Index benefited from our bottom-up security selection strategy, which led us away from certain industry groups. For example, in the technology area we largely avoided the semiconductor and semiconductor equipment industries, primarily because excess capacity has adversely affected pricing and profits. One notable exception was Nvidia, which makes graphics chips for personal computers and video game consoles. Nvidia made the reporting period's largest single contribution to performance when we bought it at depressed prices and, after it took market share from competitors, sold it at a much higher price.

On the other hand, some of the fund's holdings that performed poorly were subsequently sold. Cytyc Corp., a medical devices company, failed to benefit from innovative new products when slow sales of older products led to lower profits. Concerns regarding cash flow and credit quality trends affected AmeriCredit, which makes used-car loans to consumers. Finally, Peregrine Systems, a software company, was plagued by slow customer demand, an overleveraged balance sheet and poor cash flow.

In   the  industrials  sector,  business  service  companies,  such  as  SunGar
Data Systems, BYSIS Group and Affiliated Computer Services, benefited from their ability to perform non-core business functions more efficiently than their customers can. The fund also held a number of well-established industrial companies offering capital goods and defense solutions, which we believe have maintained relatively attractive risk-reward characteristics in this challenging environment.

Finally, consumer discretionary companies, such as Darden Restaurants, and health care companies, such as WellPoint Health Networks and DENTSPLY International, performed relatively well as investors favored steady earners
over   other,   more  economically  sensitive  and  growth-oriented  companies.

What is the fund's current strategy?

Although  the  economy  may  continue  to  grow  more slowly than most investors expected, we believe that stocks have fallen to levels that reflect economic weakness and other negative influences. Therefore, we are relatively optimistic about the risks and rewards of investing in such stocks. Our company-by-company analytical process has generally pointed us away from technology and telecommunications stocks and toward industrial, health care and consumer companies with attractive valuations and excellent prospects for strong, steady growth.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(4)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Aggressive Growth Fund Class A shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER AGGRESSIVE GROWTH FUND ON 9/30/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/02


                                                     Inception                                                      From
                                                          Date            1 Year        5 Years        10 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                        (17.42)%       (20.68)%        (8.49)%
WITHOUT SALES CHARGE                                                     (12.38)%       (19.74)%        (7.95)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                  1/3/96          (16.60)%       (20.72)%           --       (14.74)%((+)(+))
WITHOUT REDEMPTION                                       1/3/96          (13.13)%       (20.40)%           --       (14.74)%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))            1/3/96          (14.05)%       (20.29)%           --       (14.73)%
WITHOUT REDEMPTION                                       1/3/96          (13.18)%       (20.29)%           --       (14.73)%

CLASS R SHARES                                           1/3/96          (13.58)%       (20.09)%           --       (14.36)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                      2/1/00          (17.13)%          --              --       (28.06)%
WITHOUT SALES CHARGE                                     2/1/00          (13.16)%          --              --       (26.80)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(+))        THE  MAXIMUM  CONTINGENT  DEFERRED  SALES  CHARGE FOR CLASS B SHARES
            IS 4%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE  CONVERSION  OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM  CONTINGENT  DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund



STATEMENT OF INVESTMENTS

September 30, 2002

COMMON STOCKS--93.4%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%

General Dynamics                                                                                  7,800                  634,374

L-3 Communications Holdings                                                                      19,475  (a,b)         1,026,332

                                                                                                                       1,660,706

AIR FREIGHT & LOGISTICS--2.5%

Expeditors International of Washington                                                           25,175                  703,389

J.B. Hunt Transport Services                                                                     27,575  (a)             649,391

                                                                                                                       1,352,780

BANKS--1.1%

New York Community Bancorp                                                                       21,935                  617,909

BIOTECHNOLOGY--2.2%

Cephalon                                                                                         13,875  (a)             566,378

MedImmune                                                                                        30,025  (a)             626,622

                                                                                                                       1,193,000

BUILDING PRODUCTS--1.2%

American Standard Cos.                                                                           10,475  (a)             666,419

COMMERCIAL SERVICES--2.8%

ARAMARK, Cl. B                                                                                   28,700  (a)             602,700

Cintas                                                                                           21,225                  889,752

                                                                                                                       1,492,452

COMPUTER STORAGE & PERIPHERALS--.7%

QLogic                                                                                           13,675  (a)             356,097

COMPUTERS--.0%

Riverstone Networks                                                                                   1  (a)                   1

DATA PROCESSING SERVICES--4.2%

Affiliated Computer Services, Cl. A                                                              26,525  (a)           1,128,639

Fiserv                                                                                           39,487  (a)           1,108,795

                                                                                                                       2,237,434

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.7%

Tech Data                                                                                        34,925  (a)             922,020

FINANCIAL SERVICES--4.9%

Ambac Financial Group                                                                            25,725                1,386,320

Federated Investors, Cl. B                                                                       45,525                1,228,720

                                                                                                                       2,615,040

HEALTH CARE--14.2%

AmerisourceBergen                                                                                 8,025                  573,145

Anthem                                                                                           21,225                1,379,625

DENTSPLY International                                                                           27,262                1,095,115


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Express Scripts                                                                                   9,675  (a,b)           527,481

Henry Schein                                                                                     19,850  (a)           1,047,088

Quest Diagnostics                                                                                 8,575  (a)             527,620

Triad Hospitals                                                                                  24,700  (a)             937,365

WellPoint Health Networks                                                                        21,275  (a)           1,559,458

                                                                                                                       7,646,897

HOME FURNISHINGS--1.3%

Leggett & Platt                                                                                  36,175                  715,903

HOMEBUILDING--2.2%

Lennar                                                                                           20,875                1,164,408

HOTELS, RESORTS & CRUISE LINES--2.1%

Hotels.com, Cl. A                                                                                 6,700  (a,b)           338,886

Starwood Hotels & Resorts Worldwide                                                              35,675                  795,553

                                                                                                                       1,134,439

INDUSTRIAL--6.0%

Danaher                                                                                          21,825                1,240,751

ITT Industries                                                                                   15,825                  986,372

SPX                                                                                              10,125  (a)           1,021,613

                                                                                                                       3,248,736

INSURANCE BROKERS--.8%

Gallagher (Arthur J.) & Co.                                                                      18,525                  456,641

LEISURE--2.8%

Brunswick                                                                                        38,250                  804,780

Callaway Golf                                                                                    30,750                  319,800

Nautilus Group                                                                                   20,275  (a,b)           395,363

                                                                                                                       1,519,943

MERCHANDISE STORES--1.5%

Dollar Tree Stores                                                                               36,400  (a)             802,256

METAL & GLASS CONTAINERS--1.0%

Crown Cork & Seal                                                                                99,625  (a)             523,031

MOTORCYCLE MANUFACTURERS--1.0%

Harley-Davidson                                                                                  11,425                  530,691

MOVIES & ENTERTAINMENT--.8%

Macrovision                                                                                      35,950  (a)             439,669

NETWORKING EQUIPMENT--.2%

Brocade Communications Systems                                                                   15,700  (a)             118,221

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS--2.8%

Apache                                                                                           15,517                  922,486

BJ Services                                                                                      11,100  (a)             288,600

Smith International                                                                               9,850  (a)             288,704

                                                                                                                       1,499,790

PERSONAL PRODUCTS--.9%

Estee Lauder Cos., Cl. A                                                                         17,050                  490,017

PHARMACEUTICALS--5.7%

Allergan                                                                                          8,625                  469,200

Forest Laboratories                                                                              15,825  (a)           1,297,808

SICOR                                                                                            29,102  (a)             442,641

Teva Pharmaceutical Industries, ADR                                                              12,700                  850,900

                                                                                                                       3,060,549

RESTAURANTS--3.5%

Brinker International                                                                            39,375  (a)           1,019,812

Darden Restaurants                                                                               36,200                  877,488

                                                                                                                       1,897,300

RETAIL--5.6%

Abercrombie & Fitch, Cl. A                                                                       35,050  (a)             689,433

CDW Computer Centers                                                                             21,850  (a)             925,566

Ross Stores                                                                                      25,650                  914,166

TJX Cos.                                                                                         27,350                  464,950

                                                                                                                       2,994,115

SEMICONDUCTORS--1.0%

Fairchild Semiconductor, Cl. A                                                                   55,600  (a)             526,532

SOFT DRINKS--1.7%

Pepsi Bottling Group                                                                             39,900                  933,660

SOFTWARE--5.4%

Activision                                                                                       31,600  (a)             756,188

Cadence Design Systems                                                                           35,550  (a)             361,543

Electronic Arts                                                                                  10,775  (a)             710,719

Mercury Interactive                                                                              38,150  (a)             654,654

Synopsys                                                                                         10,250  (a)             391,038

                                                                                                                       2,874,142


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SPECIALTY STORES--4.2%

AutoZone                                                                                         20,175  (a)           1,591,000

Bed Bath & Beyond                                                                                20,275  (a)             660,357

                                                                                                                       2,251,357

TRADING COMPANIES & DISTRIBUTORS--4.3%

Fastenal                                                                                         42,250                1,334,255

Grainger (W.W.)                                                                                  22,550                  959,502

                                                                                                                       2,293,757

TOTAL COMMON STOCKS

   (cost $57,594,381)                                                                                                 50,235,912
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--7.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

Ciesco,

   1.95%, 10/1/2002                                                                           1,495,000                1,495,000

Hitachi America Capital,

   1.95%, 10/1/2002                                                                           2,725,000                2,725,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,220,000)                                                                                                   4,220,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $61,814,381)                                                             101.3%               54,455,912

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.3%)                 (684,468)

NET ASSETS                                                                                       100.0%               53,771,444

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT SEPTEMBER 30, 2002,
     THE TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $1,777,976  AND
     THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $1,935,200.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  61,814,381  54,455,912

Cash                                                                     74,496

Collateral for securities loaned--Note 1(c)                           1,935,200

Receivable for investment securities sold                             1,049,975

Dividends and interest receivable                                        17,556

Prepaid expenses                                                         24,785

                                                                     57,557,924
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            57,131

Liability for securities loaned--Note 1(c)                            1,935,200

Payable for investment securities purchased                           1,706,914

Payable for shares of Common Stock redeemed                              17,652

Accrued expenses                                                         69,583

                                                                      3,786,480
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       53,771,444
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     173,355,360

Accumulated net realized gain (loss) on investments                (112,225,447)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (7,358,469)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       53,771,444

NET ASSET VALUE PER SHARE

                                              Class A             Class B             Class C             Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                             52,902,810             671,040             165,876              10,190             21,528

Shares Outstanding                          9,963,800             133,470              32,722               1,952              4,239
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                 5.31               5.03                 5.07                5.22               5.08



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,168 foreign taxes withheld at source)        165,727

Interest                                                                63,139

Income on securities lending                                            12,509

TOTAL INCOME                                                           241,375

EXPENSES:

Management fee--Note 3(a)                                              530,545

Shareholder servicing costs--Note 3(c)                                 404,612

Professional fees                                                       57,542

Registration fees                                                       49,939

Prospectus and shareholders' reports                                    26,573

Custodian fees--Note 3(c)                                               19,672

Distribution fees--Note 3(b)                                             8,706

Directors' fees and expenses--Note 3(d)                                  6,439

Interest expense--Note 2                                                    33

Miscellaneous                                                            1,829

TOTAL EXPENSES                                                       1,105,890

Less--expense reimbursement from the
  Dreyfus Corporation due to the Agreement--Note 3(a)                  (58,615)

NET EXPENSES                                                         1,047,275

INVESTMENT (LOSS)                                                     (805,900)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (16,427,048)

Net unrealized appreciation (depreciation) on investments           10,125,805

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,301,243)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (7,107,143)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                              ----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (805,900)            (760,113)

Net realized gain (loss) on investments      (16,427,048)         (46,239,405)

Net unrealized appreciation
   (depreciation) on investments              10,125,805          (21,236,738)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (7,107,143)          (68,236,256)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 29,006,030           9,921,296

Class B shares                                    260,909             898,954

Class C shares                                     83,432             360,255

Class R shares                                      1,754              52,130

Class T shares                                     10,602              16,356

Cost of shares redeemed:

Class A shares                                (35,919,422)        (18,841,410)

Class B shares                                   (421,779)           (738,329)

Class C shares                                   (191,647)           (563,536)

Class R shares                                     (1,727)            (45,365)

Class T shares                                       (100)                --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (7,171,948)         (8,939,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (14,279,091)        (77,175,905)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            68,050,535          145,226,440

END OF PERIOD                                  53,771,444           68,050,535


                                                    Year Ended September 30,
                                               ---------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     4,152,802           1,038,221

Shares redeemed                                (5,217,495)         (2,074,180)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,064,693)         (1,035,959)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        41,693             103,511

Shares redeemed                                  (65,691)             (89,993)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (23,998)               13,518
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        12,111              42,715

Shares redeemed                                  (29,465)             (62,820)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (17,354)             (20,105)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           258               5,103

Shares redeemed                                     (255)              (5,149)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           3                 (46)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         1,679               2,489

Shares redeemed                                      (15)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,664                2,489

(A) DURING THE PERIOD ENDED SEPTEMBER 30, 2002, 3,558 CLASS B SHARES REPRESENTING $23,501 WERE AUTOMATICALLY CONVERTED TO 3,382 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2001, 2,669 CLASS B SHARES REPRESENTING $29,576 WERE AUTOMATICALLY CONVERTED TO 2,567 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                    Year Ended September 30,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             6.06          11.83           8.94           7.16         15.94

Investment Operations:

Investment (loss)                                                (.07)(a)       (.06)(a)       (.10)(a)       (.08)(a)      (.12)(a)

Net realized and unrealized
   gain (loss) on investments                                    (.68)         (5.71)          2.99           1.86         (8.66)

Total from Investment Operations                                 (.75)         (5.77)          2.89           1.78         (8.78)

Net asset value, end of period                                   5.31           6.06          11.83           8.94          7.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                           (12.38)        (48.77)          32.33          24.86        (55.08)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                        1.47           1.40            1.31           1.41          1.24

Ratio of interest expense
   to average net assets                                         .00(c)         --              .00(c)         .00(c)        .19

Ratio of investment (loss)
   to average net assets                                       (1.13)          (.74)           (.81)          (.90)        (1.04)

Decrease reflected in above
   expense ratios due to
   expense reimbursement by
   The Dreyfus Corporation due
   to the Agreement                                              .08             --              --             --            --

Portfolio Turnover Rate                                       195.60          228.39          217.69         165.12        106.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         52,903          66,820         142,756        134,027       120,782

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended September 30,
                                                                 ------------------------------------------------------------------

CLASS B SHARES                                                   2002           2001           2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             5.79           11.39          8.67           7.01         15.74

Investment Operations:

Investment (loss)                                                (.13)(a)        (.12)(a)      (.19)(a)       (.15)(a)      (.22)(a)

Net realized and unrealized
   gain (loss) on investments                                    (.63)          (5.48)         2.91           1.81         (8.51)

Total from Investment Operations                                 (.76)          (5.60)         2.72           1.66         (8.73)

Net asset value, end of period                                   5.03            5.79         11.39           8.67          7.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (13.13)         (48.99)        30.91          23.68        (55.46)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.38            2.13          2.10           2.31          2.09

Ratio of interest expense
   to average net assets                                          .00(c)           --           .00(c)         .00(c)        .19

Ratio of investment (loss)
   to average net assets                                        (2.04)          (1.47)        (1.60)         (1.81)        (1.89)

Portfolio Turnover Rate                                        195.60          228.39        217.69         165.12        106.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             671             911         1,640            166            94

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended September 30,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             5.84          11.48           8.75           7.06         15.76

Investment Operations:

Investment (loss)                                                (.13)(a)       (.11)(a)       (.20)(a)       (.15)(a)      (.18)(a)

Net realized and unrealized
   gain (loss) on investments                                    (.64)         (5.53)          2.93           1.84         (8.52)

Total from Investment Operations                                 (.77)         (5.64)          2.73           1.69         (8.70)

Net asset value, end of period                                   5.07           5.84          11.48           8.75          7.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (13.18)        (49.13)         31.20          23.94        (55.20)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.33           2.08           2.05           2.25          2.39

Ratio of interest expense
   to average net assets                                          .00(c)          --            .00(c)         .00(c)        .07

Ratio of investment (loss)
   to average net assets                                        (2.00)         (1.40)         (1.57)         (1.70)        (1.90)

Portfolio Turnover Rate                                        195.60         228.39         217.69         165.12        106.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             166            292            806             79            20

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended September 30,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             6.04           11.80          8.93           7.16         16.02

Investment Operations:

Investment (loss)                                                (.16)(a)        (.06)(a)      (.11)(a)       (.10)(a)      (.15)(a)

Net realized and unrealized
   gain (loss) on investments                                    (.66)          (5.70)         2.98            1.87         (8.71)

Total from Investment Operations                                 (.82)          (5.76)         2.87            1.77         (8.86)

Net asset value, end of period                                   5.22            6.04         11.80            8.93          7.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (13.58)         (48.81)        32.14           24.72        (55.31)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.78            1.29          1.38            1.70          1.57

Ratio of interest expense
   to average net assets                                          .00(b)         --             .00(b)          .00(b)        .16

Ratio of investment (loss)
   to average net assets                                        (2.44)           (.58)         (.89)          (1.16)        (1.30)

Portfolio Turnover Rate                                        195.60          228.39        217.69          165.12        106.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              10              12            24              21             9

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                  Year Ended September 30,
                                                                                       ---------------------------------------------

CLASS T SHARES                                                                         2002            2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   5.85           11.68         11.65

Investment Operations:

Investment (loss)                                                                      (.14)(b)        (.12)(b)      (.23)(b)

Net realized and unrealized
   gain (loss) on investments                                                          (.63)          (5.71)           .26

Total from Investment Operations                                                       (.77)          (5.83)           .03

Net asset value, end of period                                                         5.08            5.85          11.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (13.16)         (49.92)           .26(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.50            2.62           2.17(d)

Ratio of investment (loss)
   to average net assets                                                              (2.15)          (2.13)         (1.85)(d)

Portfolio Turnover Rate                                                              195.60          228.39         217.69
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    22              15             1

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and pre mium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $477 during the period ended September 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $95,292,396 and
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

unrealized depreciation $8,199,723. In addition, the fund had $16,091,797 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $49,475,836 of the carryover expires in fiscal 2007, $3,142,641
expires   in   fiscal   2009   and   $42,673,919   expires   in   fiscal  2010.

During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $805,900, decreased net realized gain (loss) on investments by $10 and decreased paid-in capital by $805,890. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. The average daily amount of borrowings outstanding during the period ended September 30, 2002, was approximately $1,479 with a related weighted average annualized interest rate of 2.22%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to the fund's Class A, exclusive of taxes, interest on borrowings, brokerage commissions and
extraordinary    expenses,    exceed    an

annual rate of 11_2% of the average value of Class A net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear, such excess expense. Pursuant to the Agreement, the Manager reimbursed the fund $58,615 during the period ended September 30, 2002.

During the period ended September 30, 2002, the Distributor retained $5,428 and $27 from commissions earned on sales of the fund's Class A and T shares, respectively, and $6,404 and $0 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2002, Class B, Class C and Class T shares were charged $6,700, $1,949 and $57, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2002, Class A, Class B, Class C and Class T shares were charged $173,876, $2,233, $650 and $57, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $192,844 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2002, the fund was charged $19,672 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members receive 50% of the annual retainer fee and per meeting fee paid at the time the
Board    member    achieves    emeritus    status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $130,079,312 and $130,649,163, respectively.

At September 30, 2002, the cost of investments for federal income tax purposes was $62,655,635; accordingly, accumulated net unrealized depreciation on investments was $8,199,723, consisting of $1,430,212 gross unrealized appreciation and $9,629,935 gross unrealized depreciation.


NOTE 5--Subsequent Event:

At a meeting held on October 30, 2002, the Board of Directors, on behalf of the fund, approved, subject to shareholders approval, an agreement and Plan of Reorganization for the fund to transfer all of its assets, subject to liabilities, to Dreyfus New Leaders Fund, Inc. (the "Acquiring Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, and the distribution of such shares to the shareholders of the fund ( the "Exchange" ). The Acquiring Fund intends to change its name to Dreyfus Premier New Leaders Fund, Inc. on or about November 27, 2002.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Aggressive Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Aggressive Growth Fund (one of the series comprising Dreyfus Premier Equity Funds, Inc.) as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Aggressive Growth Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 6, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (62)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

James F. Henry (71)

Board Member (1968)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Rosalind Gersten Jacobs (77)

Board Member (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Dr. Paul A. Marks (75)

Board Member (1978)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Dr. Martin Peretz (63)

Board Member (1968)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education , Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Bert W. Wasserman (69)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Manager since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                   For More Information

                        Dreyfus Premier
                        Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  009AR0902


Dreyfus Premier
Growth and
Income Fund




ANNUAL REPORT September 30, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                         Growth and Income Fund


LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Growth and Income Fund, covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major stock market indices lower.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of moderate, if uneven, growth. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the legislation resulting from recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks historically have produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of market fundamentals.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002


2



DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Growth and Income Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2002, the fund produced a total return of -22.20% for Class A shares, -22.76% for Class B shares, -22.76% for Class C shares, -22.20% for Class R shares and -22.84% for Class T shares.(1) This compares with returns provided by the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which produced a total return of -20.47% for the same period.(2)

We attribute the fund's performance to an exceptionally challenging environment for virtually all areas of the stock market amid a number of adverse economic, market and political influences. The fund's performance lagged its benchmark
largely   because  of  disappointing  results  in  the  industrial,  financial, information technology and basic materials industry groups.

What is the fund's investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, it invests in stocks of domestic and foreign issuers. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

In choosing stocks, the fund employs fundamental analysis, primarily focusing on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund generally seeks companies with strong positions in their industries and a catalyst that can trigger a price increase (such as accelerating earnings growth, a corporate restructuring or change in management). The portfolio manager uses fundamental analysis to create a broadly diversified portfolio with a value tilt, generally exhibiting a weighted aver

                                                                     The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

age price-to-earnings (" P/E") ratio less than or equal to that of the S&P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index. Income is primarily generated from dividend-paying stocks in which the fund may invest. The manager selects stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

What other factors influenced the fund's performance?

A variety of factors drove stock prices lower during the reporting period. Investors reacted with concern to accounting irregularities at several prominent corporations, which undermined confidence in the reliability of corporate governance and financial statements. These concerns were intensified by the unexpectedly slow pace of an economic recovery in 2002 and also by persistently low rates of capital spending, especially among technology and telecommunications companies. Global tensions arising from the war on terrorism and conflict in the Middle East further heightened market uncertainties, and continued to drive stocks lower during the reporting period.

The fund suffered its sharpest declines in the technology group, where failures to meet earnings and revenues targets caused stock valuations to contract. In anticipation of economic recovery, we chose to invest a slightly greater than average percentage of the portfolio's assets in the technology area, which is one reason the fund' s performance lagged that of its benchmark. The fund's performance relative to the benchmark also proved disappointing in the areas of industrials, financials and basic materials. Strength in these areas was concentrated among a small number of stocks because of high levels of volatility, many of which the fund did not own. In addition, accounting-related concerns hurt a few of the fund's holdings, such as Tyco International. Although we sold the fund's position in Tyco reasonably early in the stock's decline, the loss nevertheless undermined performance during the first half of the reporting period.

4


On the other hand, the portfolio achieved relatively strong results in a variety of industry groups, helping to limit losses and make up ground relative to its benchmark. The fund avoided the majority of communications services stocks, which were plagued with continuing problems of overcapacity and pricing pressure. Similarly, in the health care area, the fund avoided slumping large-cap pharmaceutical stocks, focusing instead on services providers such as WellPoint Health Networks and Express Scripts. In energy, the fund emphasized independent exploration and production company stocks, which benefited from rising oil and gas prices. Finally, among utilities, the fund avoided hard-hit energy trading companies in favor of safer, more highly regulated basic utilities such as Exelon.

What is the fund's current strategy?

As of the end of the reporting period, the fund holds a slightly greater percentage of energy, information technology and consumer discretionary stocks relative to its benchmark and a slightly smaller percentage of industrial, health  care  and  telecommunications stocks. While this allocation of assets is driven primarily by our company-by-company stock selection process, it also reflects our cautious optimism regarding current prospects for the economy and the market. We believe we have positioned the portfolio to benefit from gradually increasing rates of economic growth, while continuing to maintain our
disciplined,    value-biased    approach    to    investing.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Part of the fund's recent  performance is  attributable   to its   initial
     public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                       The Fund5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Growth and Income Fund Class A shares, Class B shares, Class C shares and Class R shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GROWTH AND INCOME FUND ON 12/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX"). ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES, AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL U.S. STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


Average Annual Total Returns AS OF 9/30/02

                                                                   Inception                                                From
                                                                   Date               1 Year           5 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                   12/29/95           (26.69)%          (5.84)%        4.27%
WITHOUT SALES CHARGE                                                12/29/95           (22.20)%          (4.72)%        5.19%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                             12/29/95           (25.78)%          (5.71)%        4.48%
WITHOUT REDEMPTION                                                  12/29/95           (22.76)%          (5.42)%        4.48%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                          12/29/95           (23.52)%          (5.39)%        4.41%
WITHOUT REDEMPTION                                                  12/29/95           (22.76)%          (5.39)%        4.41%

CLASS R SHARES                                                      12/29/95           (22.20)%          (4.64)%        5.43%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                   2/1/00           (26.31)%          --            (17.68)%
WITHOUT SALES CHARGE                                                  2/1/00           (22.84)%          --            (16.24)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS
A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                     The Fund  7


STATEMENT OF INVESTMENTS

September 30, 2002

COMMON STOCKS--96.9%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.6%

CDW Computer Centers                                                                              3,900  (a)             165,204

Lamar Advertising                                                                                 6,600  (a)             200,310

McGraw-Hill Cos.                                                                                 11,800                  722,396

                                                                                                                       1,087,910

CONSUMER DURABLES--.5%

Ford Motor                                                                                       11,000                  107,800

Goodyear Tire & Rubber                                                                           14,000                  124,460

                                                                                                                         232,260

CONSUMER NON-DURABLES--8.4%

Coca-Cola                                                                                         8,000                  383,680

Colgate-Palmolive                                                                                 3,000                  161,850

Kimberly-Clark                                                                                    4,000                  226,560

Kraft Foods                                                                                      24,500                  893,270

PepsiCo                                                                                          12,000                  443,400

Philip Morris Cos.                                                                               12,000                  465,600

Procter & Gamble                                                                                  8,300                  741,854

UST                                                                                               7,800                  220,038

                                                                                                                       3,536,252

CONSUMER SERVICES--4.7%

Carnival                                                                                         19,000                  476,900

Clear Channel Communications                                                                      9,640  (a)             334,990

USA Interactive                                                                                  15,600  (a)             302,328

Viacom, Cl. B                                                                                    21,170  (a)             858,443

                                                                                                                       1,972,661

ELECTRONIC TECHNOLOGY--11.6%

Altera                                                                                           11,000  (a)              95,370

Analog Devices                                                                                    6,900  (a)             135,930

Applied Materials                                                                                14,000  (a)             161,700

Boeing                                                                                            8,000                  273,040

Dell Computer                                                                                    18,800  (a)             442,176

Gateway                                                                                          21,200  (a)              62,964

General Dynamics                                                                                  2,500                  203,325

Hewlett-Packard                                                                                  22,643                  264,244

Intel                                                                                            47,800                  663,942

8


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

International Business Machines                                                                  13,900                  811,621

Jabil Circuit                                                                                    15,700  (a)             232,046

KLA-Tencor                                                                                        8,000  (a)             223,520

Micron Technology                                                                                19,000  (a)             235,030

Motorola                                                                                         25,000                  254,500

National Semiconductor                                                                           11,400  (a)             136,116

Raytheon                                                                                          6,800                  199,240

Teradyne                                                                                         13,000  (a)             124,800

Texas Instruments                                                                                11,900                  175,763

United Technologies                                                                               3,000                  169,470

                                                                                                                       4,864,797

ENERGY MINERALS--8.2%

Anadarko Petroleum                                                                               18,900                  841,806

ChevronTexaco                                                                                     2,775                  192,169

ConocoPhillips                                                                                    5,144                  237,858

Exxon Mobil                                                                                      38,900                1,240,910

Ocean Energy                                                                                     25,800                  514,710

XTO Energy                                                                                       20,500                  422,505

                                                                                                                       3,449,958

FINANCE--21.8%

Allstate                                                                                         18,900                  671,895

American Express                                                                                 10,900                  339,862

American International Group                                                                     23,150                1,266,305

Bank One                                                                                          6,000                  224,400

Bank of America                                                                                  10,100                  644,380

Bank of New York                                                                                 13,000                  373,620

Citigroup                                                                                        31,166                  924,072

Federal Home Loan Mortgage                                                                       11,300                  631,670

Federal National Mortgage Association                                                             8,700                  517,998

FleetBoston Financial                                                                            16,028                  325,849

Goldman Sachs Group                                                                               4,100                  270,723

Household International                                                                          10,300                  291,593

J.P. Morgan Chase & Co.                                                                           6,200                  117,738

MBNA                                                                                             13,500                  248,130

                                                                                                       The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Marsh & McLennan Cos.                                                                             6,000                  249,840

Morgan Stanley                                                                                   13,400                  453,992

St. Paul Cos.                                                                                     6,000                  172,320

Travelers Property Casualty, Cl. A                                                               20,346  (a)             268,567

Travelers Property Casualty, Cl. B                                                                2,766  (a)              37,424

Wells Fargo                                                                                      17,800                  857,248

XL Capital                                                                                        4,000                  294,000

                                                                                                                       9,181,626

HEALTH SERVICES--3.1%

HCA                                                                                              16,100                  766,521

Quest Diagnostics                                                                                 1,400  (a)              86,142

WellPoint Health Networks                                                                         6,000  (a)             439,800

                                                                                                                       1,292,463

HEALTH TECHNOLOGY--9.5%

Abbott Laboratories                                                                              10,000                  404,000

Amgen                                                                                             6,000  (a)             250,200

Bard (C.R.)                                                                                       4,000                  218,520

Bristol-Myers Squibb                                                                              8,900                  211,820

IDEC Pharmaceuticals                                                                              6,000  (a)             249,120

Johnson & Johnson                                                                                10,900                  589,472

Merck & Co.                                                                                       5,300                  242,263

Pfizer                                                                                           35,050                1,017,151

Pharmacia                                                                                         7,000                  272,160

Teva Pharmaceutical Industries, ADR                                                               5,000                  335,000

Wyeth                                                                                             6,700                  213,060

                                                                                                                       4,002,766

INDUSTRIAL SERVICES--1.5%

Schlumberger                                                                                     12,000                  461,520

Transocean                                                                                        9,000                  187,200

                                                                                                                         648,720

NON-ENERGY MINERALS--.8%

Alcoa                                                                                             9,000                  173,700

Weyerhaeuser                                                                                      4,000                  175,080

                                                                                                                         348,780
10


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES--1.5%

Dow Chemical                                                                                      8,000                  218,480

International Paper                                                                              11,800                  394,002

                                                                                                                         612,482

PRODUCER MANUFACTURING--5.4%

Danaher                                                                                            5,000                  284,250

Emerson Electric                                                                                   3,000                  131,820

General Electric                                                                                  48,800                1,202,920

Honeywell International                                                                            6,000                  129,960

Masco                                                                                              8,000                  156,400

Tyco International                                                                                12,000                  169,200

3M                                                                                                 2,000                  219,940

                                                                                                                        2,294,490

RETAIL TRADE--5.8%

Home Depot                                                                                         9,000                  234,900

Lowe's Cos.                                                                                        6,200                  256,680

May Department Stores                                                                             10,950                  249,332

Staples                                                                                          16,000  (a)             204,640

TJX Cos.                                                                                         35,600                  605,200

Target                                                                                           23,000                  678,960

Tiffany & Co.                                                                                     9,000                  192,870

                                                                                                                       2,422,582

TECHNOLOGY SERVICES--7.2%

AOL Time Warner                                                                                  28,250  (a)             330,525

Accenture, Cl. A                                                                                 16,300  (a)             232,764

Anthem                                                                                            2,300  (a)             149,500

Computer Sciences                                                                                 6,500  (a)             180,635

First Data                                                                                        8,000                  223,600

Microsoft                                                                                        36,700  (a)           1,603,423

Oracle                                                                                           41,000  (a)             322,260

                                                                                                                       3,042,707

TRANSPORTATION--.7%

Norfolk Southern                                                                                  9,100                  183,729

Southwest Airlines                                                                                7,000                   91,420

                                                                                                                         275,149

                                                                                                        The Fund  11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--3.6%

AT&T                                                                                             15,700                  188,557

BellSouth                                                                                         9,900                  181,764

Exelon                                                                                            5,000                  237,500

Liberty Media, Cl. A                                                                             34,000  (a)             244,120

SBC Communications                                                                               18,000                  361,800

TXU                                                                                               6,900                  287,799

                                                                                                                       1,501,540

TOTAL COMMON STOCKS

   (cost $50,186,849)                                                                                                 40,767,143

OTHER INVESTMENTS--2.5%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       345,333  (b)             345,333

Dreyfus Institutional Cash Advantage Plus Fund                                                  345,333  (b)             345,333

Dreyfus Institutional Preferred Plus Money Market Fund                                          345,334  (b)             345,334

TOTAL OTHER INVESTMENTS

   (cost $1,036,000)                                                                                                   1,036,000

TOTAL INVESTMENTS (cost $51,222,849 )                                                             99.4%               41,803,143

CASH AND RECEIVABLES (NET)                                                                          .6%                  267,283

NET ASSETS                                                                                       100.0%               42,070,426

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(E).

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  51,222,849  41,803,143

Cash                                                                     12,098

Receivable for investment securities sold                               394,959

Dividends receivable                                                     60,196

Receivable for shares of Common Stock subscribed                          2,376

Prepaid expenses                                                         26,003

                                                                     42,298,775

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            60,144

Payable for shares of Common Stock redeemed                              47,941

Payable for investment securities purchased                              64,027

Accrued expenses                                                         56,237

                                                                        228,349

NET ASSETS ($)                                                       42,070,426
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      56,774,470

Accumulated net realized gain (loss) on investments                  (5,284,338)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     (9,419,706)

NET ASSETS ($)                                                       42,070,426

NET ASSET VALUE PER SHARE


                                          Class A             Class B              Class C           Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          21,738,002           17,763,463            2,526,442            30,972            11,547

Shares Outstanding                       1,746,837            1,491,601              211,637             2,461.35            949.28
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                             12.44                11.91               11.94              12.58             12.16

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $152 foreign taxes witheld at source)           800,523

Interest                                                                17,395

TOTAL INCOME                                                           817,918

EXPENSES:

Management fee--Note 3(a)                                              461,786

Shareholder servicing costs--Note 3(c)                                 302,102

Distribution fees--Note 3(b)                                           279,983

Registration fees                                                       55,983

Professional fees                                                       40,347

Prospectus and shareholders' reports                                    22,976

Custodian fees--Note 3(c)                                                8,439

Directors' fees and expenses--Note 3(d)                                  5,824

Dividends on securities sold short                                       1,820

Loan commitment fees--Note 2                                               840

Interest expense--Note 2                                                    27

Miscellaneous                                                            3,785

TOTAL EXPENSES                                                       1,183,912

INVESTMENT (LOSS)                                                     (365,994)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 (4,802,090)

  Short sale transactions                                               18,225

Net realized gain (loss) on financial futures                           25,589

NET REALIZED GAIN (LOSS)                                            (4,758,276)

Net unrealized appreciation (depreciation) on investments
  [including ($3,725) net unrealized depreciation
  on financial futures]                                             (7,483,402)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (12,241,678)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (12,607,672)

SEE NOTES TO FINANCIAL STATEMENTS.

14


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                              ----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (365,994)            (439,825)

Net realized gain (loss) on investments       (4,758,276)           1,597,911

Net unrealized appreciation (depreciation)
   on investments                             (7,483,402)         (17,713,224)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (12,607,672)         (16,555,138)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (508,425)          (1,648,044)

Class B shares                                  (935,444)          (2,936,741)

Class C shares                                   (87,159)            (215,917)

Class R shares                                    (1,016)              (2,848)

Class T shares                                      (414)                (376)

TOTAL DIVIDENDS                               (1,532,458)          (4,803,926)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 13,839,277           3,253,378

Class B shares                                  3,724,227           4,586,326

Class C shares                                    987,387           1,976,880

Class R shares                                      4,116               1,628

Class T shares                                      3,966              20,288

Dividends reinvested:

Class A shares                                    448,129           1,492,224

Class B shares                                    813,617           2,553,171

Class C shares                                     56,111             165,274

Class R shares                                      1,016               2,848

Class T shares                                        414                 376

Cost of shares redeemed:

Class A shares                                (7,352,661)          (5,381,273)

Class B shares                               (18,284,820)          (8,896,198)

Class C shares                                (1,331,946)          (1,153,272)

Class R shares                                    (7,314)                    -

Class T shares                                    (7,903)              (1,030)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (7,106,384)          (1,379,380)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (21,246,514)         (22,738,444)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            63,316,940           86,055,384

END OF PERIOD                                  42,070,426           63,316,940


                                                                    The Fund  15

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Year Ended September 30,
                                               ---------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                       846,296             163,890

Shares issued for dividends reinvested             25,190               75,365

Shares redeemed                                 (454,670)            (276,486)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     416,816             (37,231)
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       225,488             241,135

Shares issued for dividends reinvested             47,496             132,835

Shares redeemed                               (1,180,639)            (477,510)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (907,655)            (103,540)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        61,508             104,527

Shares issued for dividends reinvested              3,268               8,581

Shares redeemed                                  (86,204)             (63,575)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (21,428)              49,533
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           233                  78

Shares issued for dividends reinvested                 56                 142

Shares redeemed                                     (415)                    -

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       (126)                  220
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           241                1,028

Shares issued for dividends reinvested                 24                   19

Shares redeemed                                      (360)                 (50)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (95)                  997

(A) DURING THE PERIOD ENDED SEPTEMBER 30, 2002, 726,508 CLASS B SHARES REPRESENTING $11,447,640 WERE AUTOMATICALLY CONVERTED TO 757,223 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2001, 34,521 CLASS B SHARES REPRESENTING $654,505 WERE AUTOMATICALLY CONVERTED TO 33,431 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Year Ended September 30,
                                                                 ------------------------------------------------------------------
CLASS A SHARES                                                   2002          2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.34          21.59           21.04          17.39         20.94

Investment Operations:

Investment income (loss)--net                                (.02)(a)       (.01)(a)       (.04)(a)        .06(a)            .10

Net realized and unrealized gain (loss)
   on investments                                              (3.49)         (4.05)           2.42          3.63           (1.44)

Total from Investment Operations                               (3.51)         (4.06)           2.38          3.69           (1.34)

Distributions:

Dividends from investment income-net                               --            --              --         (.00)(b)        (.05)

Dividends from net realized gain
   on investments                                               (.39)         (1.19)         (1.83)          (.04)         (2.16)

Total Distributions                                             (.39)         (1.19)         (1.83)          (.04)         (2.21)

Net asset value, end of period                                  12.44         16.34          21.59           21.04         17.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                           (22.20)        (19.76)         11.58           21.22         (7.00)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.46          1.27           1.33           1.31          1.25

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short to
   average net assets                                          .00(d)            .01            --             --            --

Ratio of net investment income
   (loss) to average net assets                                 (.11)          (.07)          (.17)           .29            .47

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         --              --           --              --           .01

Portfolio Turnover Rate                                         26.81          46.13         51.17          102.85        133.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          21,738         21,735        29,520          31,482        31,824

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund  17

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              Year Ended September 30,
                                                              ----------------------------------------------------------------------
CLASS B SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.77           21.02          20.67          17.22         20.85

Investment Operations:

Investment (loss)                                             (.15)(a)         (.15)(a)       (.20)(a)      (.09)(a)         (.06)

Net realized and unrealized gain (loss)
   on investments                                              (3.32)          (3.91)          2.38           3.58          (1.41)

Total from Investment Operations                               (3.47)          (4.06)          2.18           3.49          (1.47)

Distributions:

Dividends from net realized gain
   on investments                                               (.39)         (1.19)         (1.83)         (.04)         (2.16)

Net asset value, end of period                                  11.91         15.77          21.02          20.67         17.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                           (22.76)        (20.32)          10.77         20.26         (7.69)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.22           2.02           2.08           2.06          2.00

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short to
   average net assets                                          .00(c)            .01             --             --            --

Ratio of investment (loss)
   to average net assets                                        (.91)          (.81)          (.92)         (.45)          (.28)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         --             --            --             --           .01

Portfolio Turnover Rate                                         26.81           46.13         51.17         102.85        133.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          17,763          37,839        52,617         56,833        59,144

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

18
                                                                                           Year Ended September 30,
                                                                --------------------------------------------------------------------
CLASS C SHARES                                                   2002           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.80          21.06           20.70          17.24         20.87

Investment Operations:

Investment (loss)                                             (.14)(a)       (.15)(a)       (.19)(a)       (.08)(a)          (.06)

Net realized and unrealized gain (loss)
   on investments                                              (3.33)         (3.92)           2.38           3.58          (1.41)

Total from Investment Operations                               (3.47)         (4.07)           2.19           3.50          (1.47)

Distributions:

Dividends from net realized gain
   on investments                                               (.39)         (1.19)         (1.83)         (.04)         (2.16)

Net asset value, end of period                                  11.94         15.80          21.06          20.70         17.24
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                           (22.76)        (20.32)          10.85         20.29         (7.63)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         2.19          1.98            2.04           2.04          1.96

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short to
   average net assets                                          .00(c)            .01            --            --            --

Ratio of investment (loss)
   to average net assets                                        (.86)          (.78)          (.87)         (.43)          (.25)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         --             --           --             --            .01

Portfolio Turnover Rate                                         26.81          46.13          51.17         102.85        133.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           2,526          3,683          3,866          3,215         3,670

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund  19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                              Year Ended September 30,
                                                                 -------------------------------------------------------------------
CLASS R SHARES                                                   2002           2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.52           21.75         21.21          17.52         21.11

Investment Operations:

Investment income (loss)--net                                 (.02)(a)         .04(a)       (.02)(a)        .09(a)           .07

Net realized and unrealized gain (loss)
   on investments                                              (3.53)         (4.08)           2.39          3.65          (1.40)

Total from Investment Operations                               (3.55)         (4.04)           2.37          3.74          (1.33)

Distributions:

Dividends from investment income--net                              --             --            --           (.01)          (.10)

Dividends from net realized gain
   on investments                                               (.39)         (1.19)         (1.83)         (.04)         (2.16)

Total Distributions                                             (.39)         (1.19)         (1.83)         (.05)         (2.26)

Net asset value, end of period                                  12.58         16.52          21.75          21.21         17.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (22.20)        (19.51)          11.42         21.34         (6.89)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.43         1.03            1.25           1.17          1.15

Ratio of interest expense, loan
   committment fees and dividends
   on securities sold short to
   average net assets                                          .00(b)            .01            --           --            --

Ratio of net investment income (loss)
   to average net assets                                        (.11)            .18          (.09)           .41            .57

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                         --              --           --             --           .01

Portfolio Turnover Rate                                         26.81          46.13         51.17         102.85        133.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              31             43            51            302           265

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


20

                                                                                                 Year Ended September 30,
                                                                                       -------------------------------------------
CLASS T SHARES                                                                         2002           2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  16.11          21.41            21.13

Investment Operations:

Investment (loss)                                                                  (.21)(b)        (.09)(b)         (.18)(b)

Net realized and unrealized gain (loss)
   on investments                                                                    (3.35)          (4.02)              .46

Total from Investment Operations                                                     (3.56)          (4.11)              .28

Distributions:

Dividends from net realized gain on investments                                       (.39)          (1.19)               --

Net asset value, end of period                                                        12.16          16.11              21.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                 (22.84)         (20.21)          1.37(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                      2.48            1.73           1.59(d)

Ratio of interest expense, loan committment
   fees and dividends on securities sold short
   to average net assets                                                             .00(e)             .01               --

Ratio of investment (loss)
   to average net assets                                                             (1.22)           (.50)         (.79)(d)

Portfolio Turnover Rate                                                               26.81           46.13           51.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    12              17               1

(A) THE FUND COMMENCED SELLING CLASS T SHARES ON FEBRUARY 1, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Growth and Income Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and shares automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which

22

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                                    The Fund  23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: unrealized depreciation $9,622,250. In addition, the fund had $5,081,794 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2002 and September 30, 2001, respectively, were as follows: ordinary income $0 and $1,099,306 and long-term capital gains $1,532,458 and $3,704,620.

24


During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $365,994, decreased net realized gain (loss) on investments by $222,904 and decreased paid-in capital by $143,090. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended September 30, 2002 was approximately $1,200 with a related weighted average annualized interest rate of 2.19%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended September 30, 2002, the Distributor retained $5,112 and $8 from commissions earned on sales of fund' s Class A and T shares, respectively, and $80,833 and $938 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T
                                                                    The Fund  25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

shares. During the period ended September 30, 2002, Class B, Class C and Class T shares were charged $252,620, $27,318 and $45, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2002, Class A, Class B, Class C and Class T shares were charged $60,462, $84,207, $9,106 and $45, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $79,041 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2002, the fund was charged $8,439 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to

26

the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest it's available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derives $2,864 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

(f) During the period ended September 30, 2002, the fund incurred total brokerage commissions of $65,940, of which $360 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended September 30, 2002:

                                      Purchases ($)              Sales ($)
--------------------------------------------------------------------------------

Long transactions                        16,019,513            24,362,276

Short sale transactions                     771,808               181,169

     TOTAL                               16,791,321            24,543,445

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segre-
                                                                    The Fund  27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

gated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At September 30, 2002, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 2002, there were no financial futures contracts outstanding.

At September 30, 2002, the cost of investments for federal income tax purposes was $51,425,393; accordingly, accumulated net unrealized depreciation on investments was $9,622,250, consisting of $3,639,291 gross unrealized appreciation and $13,261,541 gross unrealized depreciation.

28

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Growth and Income Fund (one of the Funds comprising Dreyfus Premier Equity Funds, Inc.) as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Growth and Income Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles. generally accepted in the United States.

                                                       Ernst & Young LLP

New York, New York
November 6, 2002

                                                                    The Fund  29


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates $.3900 per share as a long-term capital gain distribution paid on December 11, 2001.

30

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID P. FELDMAN (62)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

JAMES F. HENRY (71)

BOARD MEMBER (1968)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund  31

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DR. PAUL A. MARKS (75)

BOARD MEMBER (1978)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1968)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education , Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BERT W. WASSERMAN (69)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

32


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Manager since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                                    The Fund  33




                                                           For More Information

                        Dreyfus Premier
                        Growth and Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  320AR0902




================================================================================





Dreyfus
Premier Developing
Markets Fund



ANNUAL REPORT September 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                                Dreyfus Premier
                                                        Developing Markets Fund


LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Developing Markets Fund, covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
D. Kirk Henry.

Stock markets around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major stock market indices lower.

Despite widespread pessimism among investors, we are generally optimistic about the future. The global economy has begun to recover, showing signs of moderate, if uneven, growth. At the same time, recent market declines may have created attractive values in some regions and stocks.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that international stocks should continue to provide considerable potential for growth and diversification.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of market fundamentals.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2002

2


DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier Developing Markets Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2002, the fund's Class A shares produced a 10.81% total return, Class B shares returned 9.80%, Class C shares returned 9.89% , Class R shares returned 10.77% and Class T shares returned 10.31% .(1) This compares with the 8.15% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), the fund's benchmark, for the same period.(2)

We attribute the fund and market's strong performance to a rebound in many emerging market stocks during the past 12 months. We are pleased that the fund provided higher returns than its benchmark, due in large part to the success of our individual stock selection process, most notably in Taiwan, Malaysia, India and Mexico.

What is the fund's investment approach?

The fund seeks long-term capital growth by investing primarily in the stocks of companies organized, or with a majority of assets or operations, in emerging market countries. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

In selecting stocks, the portfolio manager identifies potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:

* VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

                                                                     The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term or midterm.

What other factors influenced the fund's performance?

When the reporting period began, stock prices within most developing nations had fallen, primarily because the emerging markets are highly leveraged to global economic growth and were negatively affected by the U.S. recession. Keenly aware of this relationship, policymakers in many of these countries have spent the past several years trying to strengthen their domestic markets in order to make them less sensitive to other economies. The fund benefited by investing in companies that reflected this trend.

For example, some of the fund's best returns came from investments in Taiwan, where the fund's holdings produced much higher returns than the MSCI EMF Index's Taiwan component. While many technology companies are based in Taiwan, we believed that only a few were likely to perform well in light of disappointing returns from U.S. technology stocks. Instead, we chose to invest in domestic-oriented companies, such as an automobile company and a plastics manufacturer. By doing so, Taiwan stocks contributed significantly to the fund's overall return.

The trend toward a more domestic focus was also apparent in Malaysia, where local stock market returns were led by domestic-oriented businesses, such as automobile companies, that provide products and services to an expanding middle class. The Malaysian government also implemented changes during the reporting period that favored gaming companies, which is one of the country's favorite pastimes. The fund invested in stocks in both of these areas, helping to boost performance.

In India, the fund's domestic-oriented investments -- such as VSL, the international long-distance company, and the Gas Authority of India -- helped fuel returns. In addition, two automobile and scooter companies, Tata Engineering & Locomotive and Bajaj Auto, benefited from increased spending by India's middle class, one of the largest in the world.

4


Finally, in Latin America, we generally remained neutral in Brazil and avoided investments in Argentina because of political uncertainty and currency problems. Instead, we preferred domestic-oriented investments in Mexico, such as a cement company, two soda-bottling firms and an automobile parts manufacturer that benefited from rising U.S. car sales.

What is the fund's current strategy?

As of the end of the reporting period, we continue to favor companies that are focused on building their local economies. Accordingly, we have recently found a number of domestic-oriented investment opportunities in Taiwan, Malaysia, India and Mexico and, to a lesser extent, Eastern Europe. Conversely, we are finding fewer opportunities in South Korea. South Korean stocks have been among the top performers in emerging markets over the past year, and many notable companies do not fall within our valuation guidelines. Of course, we continue to monitor fundamentally sound companies in every emerging market, prepared to take advantage of valuation opportunities as they arise.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     Part of the fund's   recent  performance is  attributable to  its initial
     public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                                     The Fund  5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Developing Markets Fund Class A shares, Class B shares, Class C shares and Class R shares and the Morgan Stanley Capital International Emerging Markets Free Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER DEVELOPING MARKETS FUND ON 3/31/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES, AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA, AND THE PACIFIC BASIN. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS WHICH ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND INCLUDES GROSS DIVIDENDS REINVESTED. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


Average Annual Total Returns AS OF 9/30/02


                                                                Inception                                                From
                                                                  Date                       1 Year                    Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                3/31/98                      4.49%                     (5.80)%

WITHOUT SALES CHARGE                                             3/31/98                     10.81%                     (4.56)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                          3/31/98                      5.80%                     (5.72)%
WITHOUT REDEMPTION                                               3/31/98                      9.80%                     (5.36)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                       3/31/98                      8.89%                     (5.31)%

WITHOUT REDEMPTION                                               3/31/98                      9.89%                     (5.31)%

CLASS R SHARES                                                   3/31/98                     10.77%                     (4.47)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                              2/1/00                       5.36%                    (17.52)%

WITHOUT SALES CHARGE                                             2/1/00                      10.31%                    (16.09)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                     The Fund  7


September 30, 2002


STATEMENT OF INVESTMENTS

COMMON STOCKS--98.1%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.3%

Perez Companc, ADR                                                                                5,777  (a)              29,058

BRAZIL--6.3%

Banco Itau, ADR                                                                                  3,950                    61,857

Companhia de Saneamento Basico do Estado de Sao Paulo                                            2,940                    60,966

Empresa Brasileira de Aeronautica, ADR                                                           2,550                    33,915

Petroleo Brasileiro, ADR                                                                        13,700                   147,001

Tele Celular Sul Participacoes, ADR                                                              6,400                    42,240

Tele Norte Leste Participacoes, ADR                                                              9,268                    49,120

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                    4,280                    61,161

Ultrapar Participacoes, ADR                                                                      5,900                    33,276

Uniao de Bancos Brasileiros, GDR                                                                 5,900                    41,890

                                                                                                                         531,426

CHILE--.5%

Quinenco, ADR                                                                                    11,100                   44,844

CHINA--4.0%

Aluminum Corporation of China                                                                   494,000                   48,769

PetroChina, Cl. H                                                                               520,000                  105,339

Qingling Motors, Cl. H                                                                          434,000                   41,733

Shandong International Power Development, Cl. H                                                 245,000                   55,599

Sinopec Shanghai Petrochemical                                                                  315,000  (a)              34,732

Sinopec Yizheng Chemical Fibre, Cl. H                                                           450,700                   54,318

                                                                                                                         340,490

CROATIA--1.0%

Pliva d.d., GDR                                                                                   6,900  (b)              84,870

CZECH REPUBLIC--.8%

Ceske Energeticke Zavody                                                                         23,000                   69,768

EGYPT--2.2%

Commercial International Bank, GDR                                                               13,100  (b)              74,015

Misr International Bank, GDR                                                                      6,687  (b)              10,866

Orascom Construction Industries                                                                   4,825                   29,417

Suez Cement, GDR                                                                                 11,292  (b)              76,447

                                                                                                                         190,745

HONG KONG--3.1%

Brilliance China Automotive                                                                     374,500                   47,535

8

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HONG KONG (CONTINUED)

China Mobile (Hong Kong)                                                                         44,000  (a)             101,544

China Mobile (Hong Kong), ADR                                                                     7,400  (a)              83,620

Shanghai Industrial                                                                              17,000                   25,828

                                                                                                                         258,527

HUNGARY--3.0%

EGIS                                                                                                352                   14,848

Gedeon Richter                                                                                    1,410                   66,941

MOL Magyar Olaj--es Gazipari                                                                      3,000                   64,187

Magyar Tavkozlesi                                                                                25,900                   78,894

OTP Bank                                                                                          3,435                   28,144

                                                                                                                         253,014

INDIA--12.1%

BSES                                                                                              6,000                   27,089

BSES, GDR                                                                                         2,700  (b)              41,175

Bajaj Auto, GDR                                                                                   4,900  (a,b)            40,523

Bharat Petroleum                                                                                  9,800                   34,842

Gas Authority of India, GDR                                                                       9,200  (b)              72,404

Grasim Industries, GDR                                                                            6,000  (b)              39,600

Hindalco Industries, GDR                                                                          6,200  (b)              66,650

ICICI, ADR                                                                                       11,250                   67,388

ITC                                                                                               4,426                   58,772

Indian Hotels                                                                                    11,400                   34,309

Mahanagar Telephone Nigam                                                                         9,500                   21,594

Mahanagar Telephone Nigam, ADR                                                                   32,900                  152,985

Mahindra & Mahindra                                                                              12,000                   20,327

Mahindra & Mahindra, GDR                                                                         17,850  (b)              28,560

Reliance Industries                                                                              28,500  (a)             152,081

Satyam Computer Services                                                                          6,000                   26,402

State Bank of India, GDR                                                                          5,900  (b)              62,540

Tata Engineering & Locomotive, GDR                                                               27,200  (a,b)            76,160

                                                                                                                       1,023,401

INDONESIA--2.4%

PT Gudang Garam                                                                                  44,000                   43,785

PT Indofood Sukses Makmur                                                                       537,000                   44,780

                                                                                                          The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDONESIA (CONTINUED)

PT Indonesian Satellite                                                                          45,000                   44,529

PT Telekomunikasi Indonesia                                                                     170,000                   70,408

                                                                                                                         203,502

ISRAEL--2.2%

AudioCodes                                                                                        7,800  (a)              14,040

Bank Hapoalim                                                                                    86,300  (a)             127,629

Check Point Software Technologies                                                                 2,400  (a)              32,976

ECI Telecom                                                                                       9,300  (a)              15,810

                                                                                                                         190,455

MALAYSIA--2.6%

Genting                                                                                          10,100                   34,553

Malaysia International Shipping                                                                  41,500                   74,809

Sime Darby                                                                                       83,800                  107,176

                                                                                                                         216,538

MEXICO--11.8%

Alfa, Ser. A                                                                                     20,900  (a)              31,512

Apasco                                                                                           12,000                   68,142

Cemex                                                                                            16,794                   70,126

Coca-Cola Femsa, ADR                                                                              3,400                   64,634

Consorcio ARA                                                                                    37,800  (a)              53,736

Controladora Comercial Mexicana (Units)                                                         151,300                   84,434

Desc, Ser. B                                                                                    184,600                   83,137

Grupo Aeroportuario del Sureste, ADR                                                              3,100                   34,100

Grupo Continental                                                                                33,000                   54,924

Grupo Financiero BBVA Bancomer, Ser. B                                                           93,200  (a)              66,154

Kimberly-Clark de Mexico, Ser. A                                                                 76,600                  171,364

Telefonos de Mexico, Ser. L, ADR                                                                  7,560                  212,814

                                                                                                                         995,077

PANAMA--.1%

Banco Latinoamericano de Exportaciones, Cl. E                                                     2,950                    6,077

PHILIPPINES--2.9%

ABS-CBN Broadcasting                                                                             67,000  (a)              28,116

Bank of the Philippine Islands                                                                   45,360                   39,368

Manila Electric, Cl. B                                                                          177,900  (a)             115,376

Philippine Long Distance Telephone                                                                8,000  (a)              42,728

10

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PHILIPPINES (CONTINUED)

Philippine Long Distance Telephone, ADR                                                           2,350  (a)              12,126

Universal Robina                                                                                 55,000                    3,961

                                                                                                                         241,675

POLAND--3.3%

Bank Przemyslowo-Handlowy PBK                                                                       917                   46,858

KGHM Polska Miedz                                                                                44,330  (a)             120,206

Polski Koncern Naftowy Orlen                                                                     15,457                   60,356

Telekomunikacja Polska                                                                           19,100  (a)              53,633

                                                                                                                         281,053

RUSSIA--1.4%

LUKOIL, ADR                                                                                       1,900                  115,663

SOUTH AFRICA--6.9%

ABSA                                                                                             25,000                   70,346

Aveng                                                                                            51,700                   42,369

Bidvest                                                                                          18,800                   76,055

Metro Cash and Carry                                                                            144,645  (a)              34,123

Nampak                                                                                           72,700                   92,295

Nedcor                                                                                           14,000                  131,843

Shoprite                                                                                         40,000                   24,633

Steinhoff International                                                                          33,000                   21,291

Tiger Brands                                                                                     11,700                   80,365

Woolworths                                                                                       29,600                   13,040

                                                                                                                         586,360

SOUTH KOREA--15.3%

Cheil Communications                                                                                230                   19,375

Cheil Jedang                                                                                      1,440                   58,886

Hyundai Development                                                                              10,700  (a)              60,033

Hyundai Motor                                                                                     3,500                   79,864

KT, ADR                                                                                           5,400                  119,772

Kookmin Bank, ADR                                                                                 3,842                  136,122

Korea Electric Power                                                                             14,830                  249,855

Korea Exchange Bank Credit Services                                                               7,100                   71,424

Korea Fine Chemical                                                                               1,000                   10,428

POSCO                                                                                             1,040                   90,587

POSCO, ADR                                                                                        1,000                   21,580

                                                                                                             The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA (CONTINUED)

SK                                                                                               11,900                   118,737

Samsung                                                                                          15,010                    78,322

Samsung Electronics                                                                                 460                   112,301

Samsung SDI                                                                                         950                    63,867

                                                                                                                        1,291,153

TAIWAN--9.5%

Advanced Semiconductor Engineering                                                              108,440  (a)               53,178

Asustek Computer                                                                                 57,000                   134,041

China Steel                                                                                      96,900                    41,683

Compal Electronics                                                                               82,400                    71,128

Elan Microelectronics                                                                            67,595                    49,238

Nan Ya Plastic                                                                                   53,669                    41,557

Nien Hsing Textile                                                                                  400                       356

Powerchip Semiconductor, GDR                                                                      6,500  (a,b)             21,450

SinoPac                                                                                         249,357                   102,260

Standard Foods Taiwan                                                                            42,400                     9,241

Taiwan Cellular                                                                                  52,360                    48,351

United Microelectronics                                                                         188,450  (a)             128,083

United Microelectronics, ADR                                                                      7,500  (a)              26,475

Yageo                                                                                           290,600  (a)              75,838

                                                                                                                         802,879

THAILAND--3.3%

Hana Microelectronics                                                                            27,100                   40,705

PTT Exploration and Production                                                                   30,600                   86,974

Siam Commercial Bank                                                                            101,000  (a)              54,147

Siam Makro                                                                                       20,000                   21,721

Thai Farmers Bank                                                                               129,000  (a)              76,014

                                                                                                                         279,561

TURKEY--.8%

Akcansa Cimento                                                                               6,973,400                   36,658

Tupras-Turkiye Petro Rafinerileri                                                             7,872,000                   31,868

                                                                                                                          68,526

12

COMMON STOCKS (CONTINUED)                                                                       Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--2.3%

Anglo American                                                                                    5,042                   63,687

Dimension Data                                                                                   92,372  (a)              23,190

Old Mutual                                                                                       95,500                  104,520

                                                                                                                         191,397

TOTAL COMMON STOCKS

   (cost $10,102,656)                                                                                                  8,296,059

PREFERRED STOCKS--.8%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL;

Companhia Energetica de Minas Gerais

   (cost $169,125)                                                                               12,055                   66,564

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.62%, 10/10/2002

   (cost $199,919)                                                                              200,000                  199,924

TOTAL INVESTMENTS (cost $10,471,700)                                                             101.2%                8,562,547

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.2%)                (103,207)

NET ASSETS                                                                                       100.0%                8,459,340

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2002, THESE SECURITIES AMOUNTED TO $695,260 OR 8.2% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  10,471,700   8,562,547

Cash denominated in foreign currencies                    187,271       182,868

Dividends receivable                                                     23,166

Receivable for shares of Common Stock subscribed                          6,492

Prepaid expenses                                                         23,258

                                                                      8,798,331
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             3,193

Cash overdraft due to Custodian                                          76,875

Payable for investment securities purchased                             121,105

Payable for shares of Common Stock redeemed                              89,632

Accrued expenses                                                         48,186

                                                                        338,991
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        8,459,340
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      11,389,878

Accumulated undistributed investment income--net                         23,487

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                     (1,038,030)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  (1,915,995)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        8,459,340

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        4,475,712             2,485,480           1,403,487               44,941               49,720

Shares Outstanding                      519,924               299,717             168,398                5,203                5,885
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           8.61                 8.29                 8.33                 8.64                 8.45

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $16,229 foreign taxes withheld at source)       222,124

Interest                                                                   972

TOTAL INCOME                                                           223,096

EXPENSES:

Management fee--Note 3(a)                                               92,272

Custodian fees                                                         102,349

Registration fees                                                       48,004

Shareholder servicing costs--Note 3(c)                                  35,540

Distribution fees--Note 3(b)                                            21,870

Prospectus and shareholders' reports                                    19,468

Auditing fees                                                           18,862

Legal fees                                                               2,049

Directors' fees and expenses--Note 3(d)                                    846

Loan commitment fees--Note 2                                                64

TOTAL EXPENSES                                                         341,324

Less--expense reimbursement from
  The Dreyfus Corporation due to undertaking--Note 3(a)               (153,400)

NET EXPENSES                                                           187,924

INVESTMENT INCOME-NET                                                   35,172
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                            41,618

Net realized gain (loss) on forward currency exchange contracts         (5,562)

NET REALIZED GAIN (LOSS)                                                36,056

Net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  (1,067,024)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,030,968)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (995,796)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  15

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                                --------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment Income--net                             35,172               5,134

Net realized gain (loss) on investments            36,056          (1,107,072)

Net unrealized appreciation (depreciation)
   on investments                              (1,067,024)            (62,891)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (995,796)         (1,164,829)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --            (246,099)

Class B shares                                         --            (187,786)

Class C shares                                         --             (86,726)

Class R shares                                         --              (4,852)

Class T shares                                         --                (101)

TOTAL DIVIDENDS                                        --            (525,564)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 21,594,946             892,013

Class B shares                                  3,658,449             167,930

Class C shares                                  1,504,495             162,596

Class R shares                                    103,813               1,000

Class T shares                                     67,699                 --

Dividends reinvested:

Class A shares                                         --             215,772

Class B shares                                         --             171,042

Class C shares                                         --              59,015

Class R shares                                         --                 136

Class T shares                                         --                 101

Cost of shares redeemed:

Class A shares                               (17,836,570)          (1,198,226)

Class B shares                                (1,635,487)            (648,563)

Class C shares                                  (385,218)            (168,589)

Class R shares                                   (59,140)             (16,822)

Class T shares                                    (7,284)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             7,005,703             (362,595)

TOTAL INCREASE (DECREASE) IN NET ASSETS        6,009,907           (2,052,988)

NET ASSETS ($)

Beginning of Period                             2,449,433            4,502,421

END OF PERIOD                                   8,459,340            2,449,433

Undistributed investment income--net               23,487                   --


`6

                                                    Year Ended September 30,
                                               ---------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,076,288               91,916

Shares issued for dividends reinvested                 --               22,713

Shares redeemed                                (1,715,318)            (124,142)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     360,970               (9,513)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       356,971               18,624

Shares issued for dividends reinvested                 --               18,411

Shares redeemed                                  (158,340)             (68,500)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     198,631              (31,465)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       150,482               16,904

Shares issued for dividends reinvested                 --                6,325

Shares redeemed                                   (40,302)             (19,168)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     110,180                4,061
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         9,735                   86

Shares issued for dividends reinvested                 --                   14

Shares redeemed                                    (5,732)              (1,878)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,003               (1,778)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         6,571                   --

Shares issued for dividends reinvested                 --                   11

Shares redeemed                                     (760)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,811                   11

(A) DURING THE PERIOD ENDED SEPTEMBER 30, 2002, 4,843 CLASS B SHARES REPRESENTING $47,570 WERE AUTOMATICALLY CONVERTED TO 4,678 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2001, 4,422 CLASS B SHARES REPRESENTING $40,683 WERE AUTOMATICALLY CONVERTED TO 4,314 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended September 30,
                                                                 -----------------------------------------------------------------
CLASS A SHARES                                                   2002           2001           2000          1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.77           12.67         11.75           7.24         12.50

Investment Operations:

Investment income (loss)--net                                     .08(b)         .06(b)        (.03)(b)       (.04)(b)       .04

Net realized and unrealized
   gain (loss) on investments                                     .76          (3.38)           .95           4.62         (5.30)

Total from Investment Operations                                  .84          (3.32)           .92           4.58         (5.26)

Distributions:

Dividends from investment income--net                              --             --             --           (.07)          --

Dividends from net realized gain
   on investments                                                  --          (1.58)            --              --          --

Total Distributions                                                --          (1.58)            --            (.07)         --

Net asset value, end of period                                   8.61           7.77          12.67           11.75         7.24
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             10.81         (28.51)          7.91           63.71       (42.08)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.25           2.25            2.25        1.15(d)

Ratio of net investment income (loss)
   to average net assets                                          .81            .62           (.17)           (.37)        .35(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                       1.98            3.85          2.21            7.26        2.44(d)

Portfolio Turnover Rate                                         65.03          137.83        140.07          194.20      234.00(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           4,476           1,235         2,135           1,622         822

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


18

                                                                                      Year Ended September 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                2002           2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         7.55           12.46          11.64           7.21         12.50

Investment Operations:

Investment income (loss)--net                                (.01)(b)        (.04)(b)       (.10)(b)       (.12)(b)       .00(c)

Net realized and unrealized
   gain (loss) on investments                                 .75            (3.29)          .92            4.59         (5.29)

Total from Investment Operations                              .74            (3.33)          .82            4.47         (5.29)

Distributions:

Dividends from investment income--net                          --               --            --            (.04)          --

Dividends from net realized gain
   on investments                                              --            (1.58)          --               --           --

Total Distributions                                            --            (1.58)          --             (.04)          --

Net asset value, end of period                               8.29             7.55         12.46           11.64          7.21

TOTAL RETURN (%)(D)                                          9.80           (29.07)         7.04           62.29        (42.32)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      3.00             3.00          3.00           3.00          1.54(e)

Ratio of net investment (loss)
   to average net assets                                     (.05)            (.39)         (.65)         (1.10)         (.04)(e)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                   2.19             3.64          2.19           7.60          2.48(e)

Portfolio Turnover Rate                                     65.03           137.83        140.07         194.20        234.00(e)

Net Assets, end of period ($ x 1,000)                       2,485              763         1,651            578           120

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund  19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended September 30,
                                                                --------------------------------------------------------------------
CLASS C SHARES                                                   2002           2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.58           12.50         11.68           7.21         12.50

Investment Operations:

Investment income (loss)--net                                     .00(b,c)       (.02)(b)      (.08)(b)       (.11)(b)       .00(c)

Net realized and unrealized
   gain (loss) on investments                                     .75           (3.32)          .90           4.61         (5.29)

Total from Investment Operations                                  .75           (3.34)          .82           4.50         (5.29)

Distributions:

Dividends from investment income--net                              --              --            --           (.03)          --

Dividends from net realized gain
   on investments                                                  --           (1.58)           --            --             --

Total Distributions                                                --           (1.58)           --           (.03)           --

Net asset value, end of period                                   8.33            7.58         12.50          11.68          7.21

TOTAL RETURN (%)(D)                                              9.89          (29.12)         7.11          62.59        (42.32)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          3.00            3.00          3.00           3.00          1.53(e)

Ratio of net investment income (loss)
   to average net assets                                          .02            (.16)         (.50)         (1.21)         (.03)(e)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                       2.25            3.88          2.12           7.65          2.43(e)

Portfolio Turnover Rate                                         65.03          137.83        140.07         194.20        234.00(e)

Net Assets, end of period ($ x 1,000)                           1,403             441          677            389           115

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

20
                                                                                          Year Ended September 30,
                                                                 -------------------------------------------------------------------
CLASS R SHARES                                                   2002           2001           2000          1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.80           12.73         11.77           7.25         12.50

Investment Operations:

Investment income (loss)--net                                     .10(b)         .01(b)        (.01)(b)       (.01)(b)       .05

Net realized and unrealized
   gain (loss) on investments                                     .74          (3.36)           .97           4.61         (5.30)

Total from Investment Operations                                  .84          (3.35)           .96           4.60         (5.25)

Distributions:

Dividends from investment income--net                              --              --            --           (.08)          --

Dividends from net realized gain
   on investments                                                  --          (1.58)            --             --            --

Total Distributions                                                --          (1.58)            --           (.08)           --

Net asset value, end of period                                   8.64           7.80          12.73          11.77          7.25

TOTAL RETURN (%)                                                10.77         (28.56)          8.16          64.01        (42.00)(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00           2.00           2.00           2.00         1.03(c)

Ratio of net investment income (loss)
   to average net assets                                          .99            .11           (.05)          (.08)         .47(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                       1.90            3.02          2.22           6.93         2.44(c)

Portfolio Turnover Rate                                         65.03          137.83        140.07         194.20       234.00(c)

Net Assets, end of period ($ x 1,000)                              45               9           38             133          116

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Fund  21

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   Year Ended September 30,
                                                                                       -------------------------------------------
CLASS T SHARES                                                                         2002           2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   7.65          12.58           15.75

Investment Operations:

Investment income (loss)--net                                                           .00(b,c)       .04(b)         (.08)(b)

Net realized and unrealized
   gain (loss) on investments                                                           .80          (3.39)          (3.09)

Total from Investment Operations                                                        .80          (3.35)          (3.17)

Distributions:

Dividends from net realized gain on investments                                          --          (1.58)           --

Net asset value, end of period                                                         8.45           7.65           12.58

TOTAL RETURN (%)(D)                                                                   10.31         (28.76)         (20.19)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.50           2.50            1.66(e)

Ratio of net investment income (loss)
   to average net assets                                                                .03            .41           (.53)(e)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       2.78           6.12            1.28(e)

Portfolio Turnover Rate                                                               65.03         137.83          140.07

Net Assets, end of period ($ x 1,000)                                                    50              1              1

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


22

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus   Premier   Developing   Markets   Fund   (the  "fund") is  a  separate
non-diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

On September 6, 2002, the Company's Board of Directors approved to change the name of the fund from Dreyfus Premier Emerging Markets Fund to Dreyfus Premier Developing Markets Fund.

Dreyfus Service Corporation ( the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund  23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

24

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $23,487, accumulated capital losses $874,924 and unrealized depreciation $1,988,677. In addition, the fund had $90,424 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2002. If not applied, $133,674 of the carryover expires in fiscal 2009 and $741,250 expires in fiscal 2010.

                                                                    The Fund  25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2002 and September 30, 2001, respectively, were as follows: ordinary income $0 and $390,855 and long-term capital gains $0 and $134,709.

During the period ended September 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $16,819, increased net realized gain (loss) on investments by $18,081 and decreased paid-in capital by $1,262. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 2001 through September 30, 2002 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees, Distribution Plan fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $153,400 during the period ended September 30, 2002.

26

During the period ended September 30, 2002, the Distributor retained $9,986 and $9 from commissions earned on sales of the fund' s Class A and T shares, respectively, and $5,090 and $1,293 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan, (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2002, Class B, Class C and Class T shares were charged $13,733, $8,077 and $60, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2002, Class A, Class B, Class C, and Class T shares were charged $11,026, $4,578, $2,692 and $60, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $9,454 pursuant to the transfer agency agreement.

                                                                    The Fund  27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended September 30, 2002, amounted to $11,306,766 and $4,365,703, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund

28

realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 2002, there were no forward currency exchange contracts outstanding.

At September 30, 2002, the cost of investments for federal tax purposes was $10,544,380; accordingly, accumulated net unrealized depreciation on investments was $1,981,833, consisting of $324,893 gross unrealized appreciation and $2,306,726 gross unrealized depreciation.

NOTE 5--Subsequent Event:

At a meeting held on October 30, 2002, the Board of Directors, on behalf of the fund, approved, subject to shareholders approval, an agreement and Plan of Reorganization for the fund to transfer all of its assets, subject to liabilities, to Dreyfus Emerging Markets Fund (the "Acquiring Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, and the distribution of such shares to the shareholders of the fund ( the "Exchange" ). The Acquiring Fund is a series of Dreyfus International Funds, Inc. and intends to change its name to Dreyfus Premier Emerging Markets Fund on or about November 15, 2002.

                                                                    The Fund  29

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Developing Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Developing Markets Fund (one of the series comprising Dreyfus Premier Equity Funds, Inc.) as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Developing Markets Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                       Ernst & Young LLP

New York, New York
November 6, 2002

30


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended September 30, 2002:

  -- the total amount of taxes paid to foreign countries was $ 16,229

  -- the total amount of income sourced from foreign countries was $39,716

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2002 calendar year with Form 1099-DIV which will be mailed by January 31, 2003.

                                                                    The Fund  31

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID P. FELDMAN (62)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

JAMES F. HENRY (71)

BOARD MEMBER (1968)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37


32

DR. PAUL A. MARKS (75)

BOARD MEMBER (1978)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1968)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education , Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BERT W. WASSERMAN (69)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

                                                                    The Fund  33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Manager since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


34

NOTES



                   For More Information

                        Dreyfus Premier
                        Developing Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  329AR0902